                           MORGAN STANLEY INCOME TRUST
                          ITEM 77(O) 10F-3 TRANSACTIONS
                       SEPTEMBER 2008 - FEBRUARY 28, 2009

                                                                          AMOUNT OF     % OF       % OF
                                            OFFERING       TOTAL            SHARES     OFFERING    FUNDS
   SECURITY      PURCHASE/    SIZE OF       PRICE OF     AMOUNT OF        PURCHASED   PURCHASED     TOTAL                  PURCHASED
   PURCHASED     TRADE DATE   OFFERING       SHARES      OFFERING          BY FUND     BY FUND     ASSETS     BROKERS         FROM
---------------- ----------- ----------- ----------- ------------------- ------------ ---------- ---------- -------

 IBM Corp.         10/09/08        -        $98.890    $1,000,000,000.00    100,000      0.01%      0.30%     Banc of       Barclays
8.00% due                                                                                                     America       Capital
10/15/2038                                                                                                   Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                            Inc., Morgan
                                                                                                            Stanley, USB
                                                                                                             Investment
                                                                                                                Bank

 IBM Corp.         10/09/08        -        $99.630    $1,000,000,000.00    200,000      0.01%      0.60%      Banc of      Barclays
7.625% due                                                                                                     America      Capital
10/15/2018                                                                                                   Securities
                                                                                                                LLC,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Credit
                                                                                                               Suisse,
                                                                                                              Deutsche
                                                                                                                Bank
                                                                                                             Securities,
                                                                                                             BNP PARIBAS,
                                                                                                                HSBC,
                                                                                                             Mitsubishi
                                                                                                                 UFJ
                                                                                                             Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                            Inc., Morgan
                                                                                                            Stanley, USB
                                                                                                             Investment
                                                                                                                Bank

 Time Warner       11/13/08        -        $98.465    $1,250,000,000.00     25,000      0.00%      0.08%      Citi,       Citigroup
 Cable Inc.                                                                                                  Deutsche
 Note 8.750%                                                                                                   Bank
due 2/14/2019                                                                                               Securities,
                                                                                                               Mizuho
                                                                                                             Securities
                                                                                                             USA Inc.,
                                                                                                              Goldman,
                                                                                                              Sachs &
                                                                                                             Co., Banc
                                                                                                             of America
                                                                                                             Securities
                                                                                                             LLC, Daiwa
                                                                                                             Securities
                                                                                                              America
                                                                                                               Inc.,
                                                                                                             Mitsubishi
                                                                                                                UFJ
                                                                                                            Securities,
                                                                                                              Barclays
                                                                                                              Capital,
                                                                                                               Fortis
                                                                                                             Securities
                                                                                                            LLC, Morgan
                                                                                                              Stanley,
                                                                                                              Wachovia
                                                                                                            Securities,
                                                                                                                BNP
                                                                                                              PARIBAS,
                                                                                                                RBS
                                                                                                             Greenwich
                                                                                                              Capital,
                                                                                                                UBS
                                                                                                             Investment
                                                                                                               Bank,
                                                                                                              Utendahl
                                                                                                              Capital
                                                                                                            Group, LLC,
                                                                                                                Loop
                                                                                                              Capital
                                                                                                            Markets, LLC